LEASES (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Sep. 30, 2025 CNY (¥)	Sep. 30, 2025 USD ($)	Sep. 30, 2024 CNY (¥)
LEASES
Operating lease right-of-use assets, net	¥ 3,675	$ 517	¥ 321
Lease liabilities - current	303	43	63
Lease liabilities - non-current	2,341	$ 329	65
Total operating lease liabilities	¥ 2,644		¥ 128
Operating Lease, Liability, Statement of Financial Position [Extensible Enumeration]	Lease liabilities - current, Lease liabilities - non-current	Lease liabilities - current, Lease liabilities - non-current	Lease liabilities - current, Lease liabilities - non-current
Weighted-average remaining lease term	6 years 10 months 24 days
Weighted-average discount rate	3.90%	3.90%	4.20%